Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
Dated as of March 12, 2013

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is entered into among KAR AUCTION SERVICES, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”) and each of the other parties signatory hereto.

PRELIMINARY STATEMENTS

1.             Reference is made to the Credit Agreement dated as of May 19, 2011 (as amended by the First Amendment dated as of November 29, 2012, and as further amended from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders and agents party thereto from time to time, the Administrative Agent, and the other parties signatory thereto.  Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

2.             The Borrower has requested that the Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the “New Term Loans”) that (i) would refinance any Term Loans that are outstanding under the Credit Agreement immediately prior to the effectiveness of this Second Amendment (the “Existing Term Loans”) and (ii) except as modified hereby, would have the same terms as the Existing Term Loans under the Credit Agreement;

3.             Each Lender holding Existing Term Loans (collectively, the “Existing Term Lenders”) that executes and delivers a consent to this Second Amendment in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) (collectively, the “Exchanging Term Lenders”) will be deemed (i) to have agreed to the terms of this Second Amendment, (ii) to have agreed (as further described in the Lender Consent) (x) to exchange an aggregate principal amount of its Existing Term Loans for New Term Loans on a cashless basis (the “Cashless Rollover Option”) or (y) to make New Term Loans to the Borrower in cash (the “Cash Settlement Option”), in each case in a principal amount equal to the amount notified to such Exchanging Term Lender by the Administrative Agent and (iii) in the case of Exchanging Term Lenders electing the Cashless Rollover Option (“Cashless Rollover Lenders”), upon the Second Amendment Effective Date, to have exchanged (as further described in the Lender Consent) such amount of its Existing Term Loans for New Terms Loans in an equal principal amount (and in the case of Exchanging Term Lenders electing the Cash Settlement Option (“Cash Settlement Lenders”), such Exchanging Term Lenders shall make such New Term Loans on the Second Amendment Effective Date);

4.             Each Existing Term Lender that makes the appropriate additional election in its Lender Consent (collectively, the “Increasing Term Lenders”) will be also deemed to have agreed to make New Term Loans on the Second Amendment Effective Date in addition to the New Term Loans that are exchanged for its Existing Term Loans or that such Existing Term Lender has agreed to make in cash, as applicable (such additional New Term Loans, collectively, the “Increased Term Loans”), in the amount notified to such Increasing Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Term Loans);

5.             Each Person that executes and delivers a joinder to this Second Amendment in the form of the “Joinder” attached hereto as Annex II (a “Joinder”) (each, an “Additional Term Lender” and, together with the Increasing Term Lenders and Exchanging Term Lenders, the “New Term Lenders”) will be deemed (i) to have agreed to the terms of this Second Amendment and (ii) to have committed to make New Term Loans to the Borrower on the Second Amendment Effective Date (the “Additional Term

Loans”), in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans);

6.             Each Revolving Lender that executes and delivers a Lender Consent will be deemed to have agreed to the terms of this Second Amendment

7.             The aggregate proceeds of the New Term Loans of Exchanging Term Lenders electing the Cash Settlement Option, Increased Term Loans and Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not exchanged pursuant to the Cashless Rollover Option pursuant to Section 7 hereof; and

8.             The Lenders party hereto are willing, on the terms and subject to the conditions set forth below, to consent to the amendment of the Credit Agreement into the Amended Credit Agreement.

Now, therefore, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

SECTION 1.                 Certain Definitions. As used in this Second Amendment:

“Additional Term Lenders” is defined in the fifth recital hereto.

“Additional Term Loans” is defined in the fifth recital hereto.

“Amended Credit Agreement” is defined in Section 2 hereof.

“Credit Agreement” is defined in the first recital hereto.

“Exchanged Term Loan” is defined in Section 7(a) hereof.

“Exchanging Term Lenders” is defined in the third recital hereto.

“Existing Term Lenders” is defined in the third recital hereto.

“Existing Term Loans” is defined in the second recital hereto.

“Increased Term Loans” is defined in the fourth recital hereto.

“Increasing Term Lenders” is defined in the fourth recital hereto.

“Incremental Term Loan Lenders” has the meaning set forth in the Amended Credit Agreement.

“Joinder” is defined in the fifth recital hereto.

“Lender Consent” is defined in the third recital hereto.

“New Term Lenders” is defined in the fifth recital hereto.

“New Term Loans” is defined in the second recital hereto.

“Non-Exchanging Term Lenders” shall mean each Existing Term Lender that is not a Exchanging Term Lender.

“Second Amendment” is defined in the preamble hereto.

“Second Amendment Effective Date” shall mean the date on which the conditions set forth in Section 4 of this Second Amendment are satisfied or waived.

“Second Amendment Incremental Commitment Agreement”: has the meaning set forth in the Amended Credit Agreement.

“Second Amendment Incremental Effective Date” has the meaning set forth in the Amended Credit Agreement.

“Second Amendment Incremental Term Loan” has the meaning set forth in the Amended Credit Agreement.

SECTION 2.                 Amendment of Credit Agreement.           Subject to the occurrence of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows (as so amended, the “Amended Credit Agreement”):

(a)           The definition of “Eurodollar Rate” is hereby amended by deleting “1.25%” and substituting the words “1.00%” therefor.

(b)           Clause (b) of the definition of “Pricing Grid” is hereby amended and restated in its entirety as follows:

(b)           with respect to Term Loans, the Applicable Margin for Eurodollar Rate Term Loans shall be 2.75% and the Applicable Margin for Base Rate Term Loans shall be 1.75%.

(c)           The definition of “Term Commitment” is hereby amended and restated in its entirety as follows:

“Term Commitment”: means the Initial Term Commitment and the New Term Commitment.

(d)           The definition of “Lenders” is hereby amended and restated in its entirety as follows:

“Lenders”:  as defined in the preamble hereto (including for the avoidance of doubt, the New Term Lenders and any Issuing Lender); provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

(e)           The following defined terms are hereby added to Section 1.1 of the Credit Agreement in alphabetical order as follows:

“Initial Term Commitment”: as to any Lender, the obligation of such Lender, if any, to make Term Loans to the Borrower hereunder on the Closing Date in a principal amount not to exceed the amount set forth in the Addendum or Assignment and Assumption by which such Lender became a party to this Agreement, as the same may be changed from time to time pursuant to the terms hereof.  The original aggregate amount of the Initial Term Commitments as of the Closing Date was $1,700,000,000.

“Incremental Term Loan Lender”: as defined in the Second Amendment Incremental Commitment Agreement.

“New Term Commitment”: as to any Lender, the obligation of such Lender, if any, to make the New Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth in the Addendum or Assignment and Assumption by which such Lender became a party to this Agreement, as the same may be changed from time to time pursuant to the terms hereof.  The original aggregate amount of the New Term Commitments as of the Second Amendment Effective Date is $1,674,500,000.

“New Term Lender”: as defined in the Second Amendment.

“New Term Loan”: as defined in the Second Amendment.

“Second Amendment”: means the Second Amendment, dated as of March 12, 2013 to this Agreement by and among the Borrower, the Administrative Agent, the New Term Lenders and the other parties thereto.

“Second Amendment Effective Date”: as defined in the Second Amendment.

“Second Amendment Incremental Commitment Agreement”: means the Incremental Commitment Agreement dated as of March 12, 2013 among the Borrower, the other Loan Parties, the Incremental Term Loan Lenders and the Administrative Agent.

“Second Amendment Incremental Effective Date”: as defined in the Second Amendment Incremental Commitment Agreement.

“Second Amendment Incremental Term Loan”: as defined in the Second Amendment Incremental Commitment Agreement.

(f)            Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.1          Term Commitments.  Subject to the terms and conditions hereof, each Term Lender on the Closing Date made certain term loans to the Borrower (the “Initial Term Loan”) in an amount equal to the amount of the Initial Term Commitment of such Lender as of the Closing Date, and each New Term Lender agrees to make (or will be deemed to have made through a conversion of its Initial Term Loans) a term loan to the Borrower on the Second Amendment Effective Date (the “New Term Loans” and together with the Initial Term Loans, the “Term Loans”) to refinance the Initial Term Loans in an amount not to exceed the amount of the New Term Commitments of such Lender.  The Term Loans shall be either Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 4.3.

(g)           Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.2          Procedure for the Term Loan Borrowing.  The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 1:00 p.m., New York City time), (a) one Business Day prior to (i) the anticipated Closing Date in the case of Initial Term Loans that are Base Rate Loans, (ii) the anticipated Second Amendment Effective Date in the case of New Term Loans that are Base Rate Loans or Eurodollar Loans and (iii) the anticipated Second Amendment Incremental Effective Date, in the case of Second Amendment Incremental Term Loans that are Base Rate Loans or Eurodollar Loans and (b) three Business Days prior to the anticipated Closing Date in the case of Initial Term Loans that are Eurodollar Loans, requesting that the Term Lenders make such Term Loans on the Closing Date or the Second Amendment Effective Date, as applicable, and specifying the amount to be borrowed.  Upon receipt of such notice the Administrative Agent shall promptly notify each Term Lender thereof.  Not later than 1:00 p.m., New York City time, on the Closing Date or the Second Amendment Effective Date, as applicable, each Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender.  The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term Lenders in immediately available funds.

(h)           Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.3          Repayment of Term Loans.  The Term Loan of each Term Lender shall mature and be payable in full on the date that is six years after the Closing Date and shall be repayable prior to that date in consecutive quarterly installments, each of which shall be in an amount equal to such Lender’s Term Percentage of 0.25% of the original aggregate principal amount of the Term Loans made on the Second Amendment Effective Date and the Second Amendment Incremental Effective Date (including the Second Amendment Incremental Term Loans, if any), due commencing on March 31, 2013 and continuing on the last day of each consecutive March, June, September and December thereafter.

(i)            Clause (ii) of Section 4.17(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) after the Second Amendment Effective Date, the aggregate then outstanding principal amount of the sum of all unutilized Incremental Commitments and Incremental Loans does not exceed $300,000,000 (other than Incremental Loans made on the Second Amendment Effective Date, if any).

(j)            The words “no later than two Business Days” are hereby deleted from Section 4.17(a) of the Credit Agreement and replaced with the words “on or”.

(k)           Section 5.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.16        Use of Proceeds.  The proceeds of the Term Loans funded on the Closing Date were used to consummate the Closing Date Transactions on the Closing Date and the Refinancing Transactions not more than ninety (90) days following the Closing Date.  The Letters of Credit, Swingline Loans, proceeds of Revolving Loans made after the Closing Date and proceeds of any Incremental Loans may be used for working capital, Permitted Acquisitions or other general corporate purposes, including, without limitation, the refinancing of any outstanding Existing Indebtedness (including any Existing Indebtedness under the Existing Senior Floating Rate Notes Indenture) then outstanding.  The proceeds of the New Term Loans funded on the Second Amendment Effective Date shall be used to refinance in full all Term Loans outstanding immediately prior to the Second Amendment Effective Date, in accordance with the terms of the Second Amendment.

SECTION 3.                 Acknowledgement.

(a)           On and after the Second Amendment Effective Date, unless the context shall otherwise require, each reference in the Amended Credit Agreement or any other Loan Document to (a)

“Term Loans” shall be deemed a reference to the New Term Loans contemplated hereby, and (b) “Lenders” shall be deemed a reference to the New Term Lenders.  As of the Second Amendment Effective Date, after giving effect to the Second Amendment (after giving effect to any principal amortization payments made on or prior to the Second Amendment Effective Date), the aggregate outstanding principal of amount of “Loans” is $1,674,500,000.

(b)           Each of the parties signatory hereto agrees that immediately upon the making of the Second Amendment Incremental Term Loans on the Second Amendment Incremental Effective Date, each Term Lender shall be deemed to have exchanged its New Term Loans and Second Amendment Incremental Loans such that after giving effect thereto, each Term Lender holds New Term Loans and Second Amendment Incremental Term Loans ratably in accordance with such Lender’s Term Percentage.

(c)           Each of the parties signatory hereto hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that, upon the effectiveness of the making of the Second Amendment Incremental Term Loans on the Second Amendment Incremental Effective Date, all Second Amendment Incremental Term Loans and New Term Loans are included in each Borrowing of outstanding Term Loans on a pro rata basis.

SECTION 4.                 Conditions to Effectiveness.  The effectiveness of this Second Amendment (including the amendments contained in Section 2 (other than Section 2(h) and, to the extent adding to the Credit Agreement the defined terms used in Section 2(h), Section 2(a)), the acknowledgement contained in Section 3 and agreements contained in Section 7) are subject to the satisfaction (or waiver) of the following conditions:

(a)           The Second Amendment shall have been duly executed by the Borrower, the Administrative Agent, Lenders constituting at least the Required Lenders, the New Term Lenders (whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to this Second Amendment, as applicable), and delivered to the Administrative Agent.  Counterparts of the Reaffirmation Agreement appended hereto as Exhibit A (the “Reaffirmation Agreement”) duly executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the “Grantors”) shall have been delivered to the Administrative Agent.  The Lender Consents and Joinders shall have been duly executed by each Increasing Term Lender or Additional Term Lender, as applicable, such that, upon such execution by all Increasing Term Lenders and Additional Term Lenders, the aggregate principal amount of the Exchanged Term Loans, the Increased Term Loans and the Additional Term Loans is equal to the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the effectiveness of the amendments, acknowledgement and agreements contained herein.

(b)           At the time of and immediately after the Second Amendment Effective Date and the making of New Term Loans, no Default or Event of Default shall have occurred and be continuing.

(c)           The representations and warranties set forth in each Loan Document (including those set forth in Section 8 of this Second Amendment) shall be true and correct in all material respects on and as of the date of the making of New Term Loans and the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

(d)           The Administrative Agent shall have received a notice of Borrowing from the Borrower pursuant to Section 2.2 of the Amended Credit Agreement with respect to the New Term Loans.

(e)           The Administrative Agent shall have received, on behalf of itself and the New Term Lenders, satisfactory written opinions of (x) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Loan Parties and (y) subject to Section 6 hereof, local counsel in such jurisdictions reasonably requested by the Administrative Agent, in each case (i) dated the Second Amendment Effective Date, (ii) addressed to the Administrative Agent and the New Term Lenders, and in each case, each of their permitted assigns and (iii) otherwise in form and substance reasonably acceptable to the Administrative Agent.

(f)            The Administrative Agent shall have received from the Borrower payment in immediately available funds of (i) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) of the Administrative Agent, (ii) a non-refundable fee, for the ratable account of each Exchanging Lender and each Non-Exchanging Lender, in an amount equal to 1.00% of the principal amount of their respective Term Loans prepaid (or exchanged) in connection with the Repricing Transaction to be effected on the Second Amendment Effective Date (payment of which fee being made to satisfy, in full, any obligation of the Borrower to pay the fee referred to in Section 4.1(c) of the Credit Agreement in effect immediately prior to the Second Amendment Effective Date in connection with the Repricing Transaction to be effected pursuant to this Second Amendment) and (iii) all other compensation required to be paid on the Second Amendment Effective Date to the Administrative Agent and its Affiliates, in each case as required by the Credit Agreement.

(g)           The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit I to the Credit Agreement certifying that the Loan Parties on a consolidated basis, immediately after the consummation of the transactions to occur on the Second Amendment Effective Date, are Solvent.

(h)           The Administrative Agent shall have received with respect to each Loan Party organized in a jurisdiction with respect to which opinions are required to be delivered pursuant to Section 4(e): (i) subject to Section 6, Organizational Documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and complete as of the Second Amendment Effective Date or a certification that such Organizational Documents have not changed since the Closing Date; (ii) resolutions or other action duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated by this Second Amendment and the execution, delivery and performance of this Second Amendment and the other Loan Documents to which it is a party; (iii) incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require providing evidence as to the identity, authority and capacity of each such Responsible Officer thereof authorized to act in connection with this Second Amendment and the other Loan Documents to which such Loan Party is a party; and (iv) such certificates of good standing or the equivalent from such Loan Party’s jurisdiction of organization or formation, as applicable, relating to the existence of each Loan Party, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(i)            The Borrower shall have applied, concurrently with the exchange of the Exchanged Term Loans of Cashless Rollover Lenders with New Term Loans and the making of the New Term Loans by Cash Settlement Lenders, Increased Term Loans and Additional Term Loans (if any), the aggregate proceeds of such New Term Loans, Increased Term Loans and Additional Term

Loans (if any) to prepay in full the principal amount of all Existing Term Loans other than Exchanged Term Loans of Cashless Rollover Lenders.  The Borrower shall have, concurrently with the exchange of the Exchanged Term Loans with New Term Loans and the making of such New Term Loans, Increased Term Loans and Additional Term Loans (if any) (a) paid all accrued and unpaid interest and premiums on the aggregate principal amount of the Existing Term Loans and all amounts due under Section 4.11 of the Credit Agreement and (b) paid to all Non-Exchanging Term Lenders all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Non-Exchanging Term Lenders under the Loan Documents (prior to the effectiveness of this Second Amendment) and of which the Borrower has been notified.

(j)            The Borrower shall have provided the documentation and other information to the Administrative Agent and the New Term Lenders that are required by regulatory authorities under the applicable “know-your-customer” rules and regulations and anti-money laundering rules and regulations, including the Patriot Act and that have been reasonably requested by the New Term Lenders prior to the Second Amendment Effective Date.

(k)           JPMorgan Securities LLC (the “Lead Arranger”) (or its designated Affiliate) shall have received all compensation required to be paid to it on or prior to the Second Amendment Effective Date pursuant to the Engagement Letter dated as of March 4, 2013 between the Borrower and the Lead Arranger.

SECTION 5.                 Conditions to Effectiveness of Section 2(g) Amendments. The effectiveness of Section 2(h) of this Agreement (and the amendments contained in Section 2(a) adding to the Credit Agreement the defined terms used in Section 2(h)) are subject to the occurrence of the Second Amendment Effective Date and the Second Amendment Incremental Effective Date, and the consummation of the transactions contemplated by the Second Amendment and the Second Amendment Incremental Commitment Agreement.

SECTION 6.                 Post-Effective Date Conditions.  To the extent the requirements of clause (y) of Section 4(e) or clause (i) of Section 4(h), as applicable, have not been satisfied on or prior to the Second Amendment Effective Date after the use of the Borrower’s commercially reasonable efforts to do so, the Borrower shall deliver, or cause to be delivered, to the Administrative Agent within thirty (30) days after the Second Amendment Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the documents specified in such clause (y) or clause (i), as applicable.

SECTION 7.                 Exchange of Existing Term Loans.

(a)           Cashless Rollover or Cash Settlement of Existing Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, each Exchanging Term Lender agrees that an aggregate principal amount of its Existing Term Loans (the “Exchanged Term Loans”) equal to the amount notified to such Exchanging Term Lender by the Administrative Agent will be (i) exchanged with New Term Loans pursuant to the Cashless Rollover Option or (ii) prepaid by the Borrower (and such Exchanging Term Lender will make a like principal amount of New Term Loans) pursuant to the Cash Settlement Option on the Second Amendment Effective Date, in either case as further described in such Exchanging Term Lender’s Lender Consent.

(b)           Agreement to Make Increased Term Loans and Additional Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, each Increasing Term Lender and each Additional Term Lender agrees to make Increased Term Loans or Additional Term Loans, as the case may be, equal to the amount notified to such Increasing Term Lender or Additional Term Lender by the Administrative Agent (but in no event greater than the amount such

Person committed to make as Increased Term Loans or Additional Term Loans, as the case may be), in each case on the Second Amendment Effective Date, and each Additional Term Lender shall be a “Lender” under the Credit Agreement as of such date.  Amounts paid or prepaid in respect of Increased Term Loans or Additional Term Loans may not be reborrowed.

(c)           Other Provisions Regarding Term Loans.  On the Second Amendment Effective Date, the Borrower shall apply the aggregate proceeds of the New Term Loans of Exchanging Term Lenders electing the Cash Settlement Option, the Increased Term Loans and the Additional Term Loans (if any) to prepay in full the principal amount of all Existing Term Loans, other than Exchanged Term Loans of Exchange Term Lenders electing the Cashless Rollover Option.  The exchange of Exchanged Term Loans for New Term Loans and the repayment of Existing Term Loans (other than the Exchanged Term Loans of Cashless Rollover Lenders) with the proceeds of the New Term Loans of Cash Settlement Lenders, Increased Term Loans and Additional Term Loans contemplated hereby collectively constitute a voluntary prepayment of the Existing Term Loans by the Borrower pursuant to Section 4.1 of the Credit Agreement and shall be subject to the provisions of Section 4.1 of the Credit Agreement.  The commitments of the Exchanging Term Lenders electing the Cash Settlement Option, the Increased Term Lenders and the Additional Term Lenders and the refinancing undertakings of the Exchanging Term Lenders electing the Cashless Rollover Option are several and no such New Term Lender will be responsible for any other New Term Lender’s failure to make or acquire by refinancing New Term Loans.  Notwithstanding anything herein or in the Amended Credit Agreement to the contrary, the aggregate principal amount of the New Term Loans will not exceed the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the Second Amendment Effective Date.  Each of the parties hereto acknowledges and agrees that the terms of this Second Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

(d)           Breakage. The exchange, refinancing and prepayments contemplated by this Second Amendment shall be subject to compensation by the Borrower pursuant to the provisions of Section 4.11 of the Credit Agreement if the Second Amendment Effective Date occurs other than on the last day of the Interest Period relating to the applicable Loans.

SECTION 8.                 Representations and Warranties.  The Borrower represents and warrants that:

(a)           Authority.  The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Second Amendment and the Credit Agreement as amended hereby.  Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Reaffirmation Agreement and the Loan Documents, as amended hereby.  The execution, delivery and performance by the Borrower of this Second Amendment and by the Grantors of the Reaffirmation Agreement, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b)           Enforceability.  This Second Amendment has been duly executed and delivered by the Borrower and the Reaffirmation Agreement has been duly executed and delivered by each Grantor.  When the conditions to effectiveness in Section 4 of this Second Amendment have been satisfied, each of this Second Amendment, the Reaffirmation Agreement and each Loan Document (as amended hereby) is and will be the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c)           Representations and Warranties.  (i) The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date) and (ii) each Loan Party hereby represents and warrants that this Second Amendment does not contain any material non-public information.

(d)           No Default.  No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Second Amendment.

(e)           No Change.           The Organizational Documents of the Loan Parties have not been amended, amended and restated, supplemented or otherwise modified, and the identity, authority and capacity of the Responsible Officers authorized to act in connection with the Credit Agreement and the other Loan Documents has not changed since the Closing Date, in each case except as would not have an adverse effect on the validity or enforceability of this Agreement or any of the other Loans Documents, or on the rights or remedies of the Agents or the Lenders hereunder or thereunder.  As of the Second Amendment Effective Date, each Loan Party is in good standing (or the equivalent) under the laws of such Loan Party’s jurisdiction of organization or formation, as applicable, in each case except as would not have an adverse effect on the validity or enforceability of this Agreement or any of the other Loans Documents, or on the rights or remedies of the Agents or the Lenders hereunder or thereunder.

SECTION 9.                 Reference to and Effect on the Loan Documents.

(a)           On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b)           The Amended Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Amended Credit Agreement.

(c)           The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute a waiver or amendment of any provision of any of the Loan Documents.

(d)           The Borrower and the other parties hereto acknowledge and agree that, on and after the Second Amendment Effective Date, this Second Amendment, the Joinders, the Lender Consents, the Reaffirmation Agreement and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Amended Credit Agreement.

(e)           The provisions of Sections 11.12 and 11.16 of the Amended Credit Agreement shall apply with like effect to this Second Amendment.

SECTION 10.               Consents.  For purposes of Section 11.6 of the Amended Credit Agreement, the Borrower hereby consents to any assignee of JPMorgan Chase Bank, N.A. or any of their respective Affiliates becoming a New Term Lender in connection with the initial syndication of the New Term Loans to the extent the inclusion of such assignee in the syndicate had been disclosed to the Borrower prior to the Second Amendment Effective Date

SECTION 11.               Repricing Arrangers and Bookrunners.  The Borrower, the Administrative Agent and the New Term Lenders agree that (a) the Lead Arranger, Goldman Sachs Lending Partners LLC, Barclays Bank PLC and Deutsche Bank Securities, Inc. shall be joint lead arrangers and joint bookrunners for this Second Amendment and the Second Amendment Incremental Commitment Agreement (collectively, the “Repricing Arrangers”) and (b) except as otherwise agreed to in writing by the Borrower and the Repricing Arrangers, the Repricing Arrangers shall have no duties, responsibilities or liabilities with respect to this Second Amendment, the Credit Agreement or any other Loan Document.

SECTION 12.               Counterparts.  This Second Amendment (including all consents and authorizations relating hereto) and the Reaffirmation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Second Amendment (or any consent or authorization relating hereto) or the Reaffirmation Agreement by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof.  The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.

SECTION 13.               GOVERNING LAW.  THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

KAR AUCTION SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Randall K. Stephens
	Name:	Randall K. Stephens
	Title:	Senior Vice President

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

EXHIBIT A

REAFFIRMATION AGREEMENT

Dated as of March 12, 2013

The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents, hereby consent and agree to the foregoing Second Amendment dated as of March 12, 2013 (the “Second Amendment”), by and between the Borrower, the Administrative Agent and the Lenders party thereto, and hereby (i) confirm and agree that each of the Guarantee and Collateral Agreement and each other Security Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Second Amendment, each reference therein to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Second Amendment, (ii) confirm and agree that the Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral described in the foregoing do, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said Second Amendment, (iii) reaffirm the security interest granted by each Loan Party to the Administrative Agent and the Secured Parties (including the New Term Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement and (iv) acknowledge and agree that the grants of security interests by, and the guaranties of the Loan Parties contained in, the Guarantee and Collateral Agreement are and shall remain in full force and effect after giving effect to the Second Amendment.  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Second Amendment, as applicable.

GOVERNING LAW.  THIS REAFFIRMATION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS REAFFIRMATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

KAR AUCTION SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA ATLANTA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA LANSING, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

PAR, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AFC CAL, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT

AXLE HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ADS PRIORITY TRANSPORTS, LTD.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

SIOUX FALLS AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUTO PORTFOLIO SERVICES, LLC

By:	/s/ Mark R. Nelson
	Name:	Mark R. Nelson
	Title:	Secretary

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

INSURANCE AUTO AUCTIONS TENNESSEE LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ADESA NEVADA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

OPENLANE, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

RECOVERY DATABASE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

CARSARRIVE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUCTIONTRAC, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

CARBUYCO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

INSURANCE AUTO AUCTIONS OF GEORGIA LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Mark R. Nelson
Name:	MARK R. NELSON
Title:	VICE PRESIDENT OF LEGAL & SECRETARY

KAR -  SECOND AMENDMENT REAFFIRMATION AGREEMENT

ANNEX I

LENDER CONSENT TO SECOND AMENDMENT

LENDER CONSENT (this “Lender Consent”) to the Second Amendment to Credit Agreement dated as of March 12, 2013, among the Borrower (as defined below), the New Term Lenders referred to therein (whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to the Second Amendment, as applicable), each Revolving Lender party hereto and the Administrative Agent (as defined below), to the Credit Agreement dated as of May 19, 2011 (as amended by that First Amendment dated as of November 29, 2012, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Second Amendment, as applicable.

Exchanging Term Lenders (check one of the two boxes below)

☐            CASHLESS ROLLOVER OPTION

The undersigned Term Lender hereby irrevocably and unconditionally approves of and consents to the Second Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount.

☐            CASH SETTLEMENT OPTION

The undersigned Term Lender hereby irrevocably and unconditionally approves of and consents to this Second Amendment and elects to have 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Term Loans held by such Term Lender repaid on the Second Amendment Effective Date and to make New Term Loans in a like principal amount.

Increasing Term Lenders (check only if also checking one of the two boxes above)

☐            PURCHASE OF INCREASED TERM LOANS

The undersigned Term Lender hereby requests to purchase Increased Term Loans up to an aggregate principal amount no greater than $[              ].  Such Term Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption Agreement attached to the Credit Agreement reflecting such purchase and that it shall be bound by such Assignment and Assumption in all respects.

[Signature page follows]

[NAME OF NEW TERM LENDER][NAME OF REVOLVING LENDER]
,
as a [New Term Lender][Revolving Lender]
By:
Name:
Title:
[By:
Name:
Title:]

ANNEX II

JOINDER

JOINDER, dated as of March 12, 2013 (this “Joinder”), by and among                                              (the “New Term Lender”), KAR Auction Services, Inc., a Delaware corporation (the “Borrower”) and JPMorgan Chase Bank, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Second Amendment to Credit Agreement dated as of March 12, 2013 (the “Second Amendment”) among the Borrower, the New Term Lenders referred to therein (whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to the Second Amendment, as applicable) and the Administrative Agent, to the Credit Agreement dated as of May 19, 2011 (as amended by the First Amendment dated as of November 29, 2012, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders (as defined in the Credit Agreement) and the Administrative Agent.  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Second Amendment, as applicable.

WHEREAS, pursuant to the terms of the Second Amendment, the Borrower has established New Term Loans with Exchanging Term Lenders, Increasing Term Lenders and/or Additional Term Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement and the Second Amendment, Additional Term Lenders may become Lenders pursuant to one or more Joinders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The New Term Lender hereby agrees to make New Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent but not to exceed the amount set forth on its signature page hereto pursuant to and in accordance with the Credit Agreement and the Second Amendment.  The New Term Loans provided pursuant to this Joinder shall be subject to all of the terms in the Credit Agreement and the Second Amendment and to the conditions set forth in the Credit Agreement and the Second Amendment, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantee Obligations and security interests created by the Security Documents.  The New Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the New Term Loans provided pursuant to this Joinder shall constitute Term Loans for all purposes of the Credit Agreement and the other applicable Loan Documents.

By executing and delivering this Joinder, the New Term Lender shall be deemed to confirm as follows: (i) such New Term Lender has full power and authority, and has taken all action necessary, to execute and deliver this Joinder and the Credit Agreement (ii) such New Term Lender confirms that it has received a copy of this Joinder, the Second Amendment and the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Joinder, the Second Amendment and the Credit Agreement; (iii) such New Term Lender will independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Joinder, the Second Amendment and the Credit Agreement; (iv) such New Term Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Joinder, the Second Amendment and the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, respectively, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (v) such New Term Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of this Joinder, the Second Amendment and the Credit Agreement are required to be performed by it as an Additional Term Lender.

Upon (i) the execution of a counterpart of this Joinder by the New Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the New Term Lender shall become a Lender under the Credit Agreement, effective as of the Second Amendment Effective Date.

Delivered herewith by the New Term Lender to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the New Term Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder is a “Loan Document.”

This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first written above.

[NAME OF NEW TERM LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Maximum Amount of Additional Term Loans:
$

KAR AUCTION SERVICES, INC., as Borrower

By
Name:
Title:

Accepted:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:
Name:
Title: